UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21980

Exact name of registrant as specified in charter:	Aberdeen Total Dynamic Dividend Fund

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Aberdeen Total
Dynamic Dividend Fund (AOD)

(formerly, Alpine Total Dynamic Dividend Fund)

Semi-annual Report

April 30, 2018

Aberdeen Introduction

April 30, 2018

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Total Dynamic Dividend Fund (formerly, Alpine Total Dynamic Dividend Fund) (the “Fund”) for the six-month period ended April 30, 2018. The Fund’s investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

Change in Investment Advisor

Following approval at a meeting of shareholders held March 14, 2018, Aberdeen Asset Managers Limited (“AAML”), part of Aberdeen Standard Investments (“ASI”), assumed responsibility for the investment management of the Fund following close of business on May 4, 2018.

Aberdeen Asset Management PLC, the parent company of AAML, is an independent asset manager founded in 1983 and is a subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc and its affiliates offer a comprehensive range of investment capabilities, and overall manage worldwide assets of with $778.8 billion as of December 31, 2017, on behalf of clients in 80 countries. Closed-end investment management companies have formed part of Aberdeen’s business since its inception and remain an important element of its client base in the United States and globally.

In North America, ASI currently serves as the investment manager of ten U.S. closed-end funds, one Canadian closed-end fund and serves as the sub-advisor to two U.S. closed-end funds representing over $4.8 billion in assets as of May 31, 2018.

The day-to-day management of the Fund is the responsibility of ASI’s Global Equity team. The teams work in a collaborative fashion, with all team members having both portfolio management and research responsibilities. ASI welcomed a new colleague from Alpine Woods, the former investment manager, to join the team; Joshua Duitz who has managed the Fund since 2012.

Change of Legal Entity Name

As noted within the Fund’s proxy statement, the Fund’s name was changed in order to align the Fund more closely with the investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment policies and strategy and NYSE ticker symbol, AOD, remained unchanged.

New Board Members

Effective with the transition of the management agreement, the Fund is now managed by four new Trustees: P. Gerald Malone (Chairman), Martin Gilbert, Nancy Yao Maasbach and John Sievwright.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaod.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Please contact Aberdeen Asset Management Inc. by:

•	Visit: cef.aberdeen-asset.us/
•	Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv
•	Email: Investor.Relations@aberdeenstandard.com
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/Christian Pittard

Christian Pittard

President

Semi-Annual Report (Unaudited) | April 30, 2018	1

Manager Commentary

April 30, 2018

Market/economic review

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

Fund performance review

The Fund returned 4.61% on a net asset value basis for the six-month period ended April 30, 2018, outperforming the 3.56% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index.

At the individual stock level, the Fund’s holding in Andeavor Logistics LP was a key contributor to relative performance. Marathon Petroleum Corp. (which the Fund does not hold) announced its intention to purchase Andeavor to form the largest independent refiner in the U.S. The position in engineering firm GKN PLC also bolstered Fund performance as its share price rose after Melrose

Industries launched a hostile takeover of the company. Similarly, the Fund’s position in CSRA Inc. also contributed to performance after General Dynamics Corporation acquired the IT services provider.

Conversely, the holding in Colony NorthStar Inc. was a key detractor from Fund performance. The global real estate and investment management firm’s results for the fourth quarter of its 2017 fiscal year generally did not meet the market’s expectations and the company significantly cut its dividend. We subsequently exited the Fund’s position in the company. Shares of the Fund’s holding in CCR, the Brazilian toll road operator, declined after corruption allegations against the company surfaced. Additionally, investors were frustrated that the capital raised in the company’s secondary offering in February 2017, had not been invested. Finally, Newell Brands reported disappointing earnings for the fourth quarter of its 2017 fiscal year as its revenue growth generally did not meet the market’s expectations. During the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro.

Outlook

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we think that it remains important to monitor risks; we believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade policy-sparring with China could ramp up. We also feel that the European economy may slide back into stagnation as populism gains traction, and China’s rush to revert to old policies of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

PERFORMANCE(1) As of April 30, 2018 (Unaudited)

	Ending Value as of 4/30/18	6 Months(2)	1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Aberdeen Total Dynamic Dividend Fund | NAV(4)(5)	$10.03	4.61%	13.17%	7.64%	9.41%	1.09%	0.67%
Aberdeen Total Dynamic Dividend Fund | Market Price(5)	$9.00	3.55%	12.62%	8.94%	10.33%	-0.83%	-0.72%
MSCI All Country World Index		3.56%	14.16%	7.43%	8.80%	5.10%	5.07%
S&P 500® Index		3.82%	13.27%	10.57%	12.96%	9.02%	7.94%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized
(3)	Commenced operations on January 26, 2007. IPO split adjusted price of $40 used in calculating performance information for the market price.
(4)	Performance at NAV includes fees and expenses.
(5)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-800-522-5465 or visit www.aberdeenaod.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 23 developed and 24 emerging markets countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI). MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indices include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (unaudited)
Apple, Inc.	1.75%	United States
Intel Corp.	1.58%	United States
Andeavor	1.50%	United States
Delta Air Lines, Inc.	1.39%	United States
FedEx Corp.	1.38%	United States
Cellnex Telecom SA	1.30%	Spain
NextEra Energy, Inc.	1.26%	United States
Ferrovial SA	1.25%	United Kingdom
Leidos Holdings, Inc.	1.21%	United States
Nestle SA	1.19%	Switzerland
Top 10 Holdings	13.81%

TOP 5 COUNTRIES* (unaudited)
United States	58.9%
United Kingdom	5.8%
France	4.4%
Switzerland	3.5%
Japan	3.2%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Semi-Annual Report (Unaudited) | April 30, 2018	3

REGIONAL ALLOCATION** As of April 30, 2018 (Unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2018 (Unaudited)

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS-97.0%
Aerospace & Defense-0.6%
29,100	Raytheon Co. (a)	$5,963,754

Air Freight & Logistics-1.4%
60,100	FedEx Corp. (a)	14,856,720

Airlines-2.3%
287,900	Delta Air Lines, Inc. (a)	15,034,138
249,500	Japan Airlines Co., Ltd.	9,846,381
		24,880,519
Auto Components-1.0%
122,200	Aptiv PLC	10,335,676

Banks-11.3%
1,334,800	Banco Bilbao Vizcaya Argentaria SA	10,801,271
395,200	Bank of America Corp. (a)	11,824,384
141,000	BNP Paribas SA	10,885,095
9,000,000	China Construction Bank Corp.-Class H	9,428,927
153,600	Citigroup, Inc. (a)	10,486,272
271,500	Citizens Financial Group, Inc. (a)	11,264,535
3,036,600	Intesa Sanpaolo SpA	11,551,089
708,800	Mediobanca Banca di Credito Finanziario SpA	8,588,895
1,722,400	Mitsubishi UFJ Financial Group, Inc.	11,542,391
288,800	Swedbank AB-A Shares	6,273,680
76,100	The PNC Financial Services Group, Inc. (a)	11,080,921
153,700	Wells Fargo & Co. (a)	7,986,252
		121,713,712
Beverages-1.0%
93,700	Dr Pepper Snapple Group, Inc.	11,240,252

Biotechnology-1.1%
75,500	Shire PLC-ADR (a)	12,036,965

Capital Markets-4.1%
651,900	Ares Capital Corp. (a)	10,456,476
69,900	Deutsche Boerse AG	9,400,781
94,800	Evercore, Inc.-Class A (a)	9,598,500
213,900	Franklin Resources, Inc.	7,195,596
249,000	The Blackstone Group LP (a)	7,706,550
		44,357,903
Chemicals-2.0%
206,000	Clariant AG (b)	4,755,572
252,000	Huntsman Corp.	7,502,040
119,400	Symrise AG	9,651,309
		21,908,921
Commercial Services & Supplies-0.7%
212,000	ISS A/S	7,393,318
Shares	Security Description	Value

Communications Equipment-1.9%
245,300	Cisco Systems, Inc. (a)	$10,864,337
1,575,000	Nokia OYJ	9,450,337
		20,314,674
Construction & Engineering-3.0%
246,900	Bouygues SA	12,593,163
5,467,500	China Railway Construction Corp., Ltd. - Class H	6,474,767
632,000	Ferrovial SA	13,498,981
		32,566,911
Consumer Finance-1.0%
150,200	Discover Financial Services (a)	10,701,750

Diversified Telecommunication Services-2.1%
2,562,737	BT Group PLC	8,796,181
523,600	Cellnex Telecom SA (c)	14,042,548
		22,838,729
Electric Utilities-1.8%
172,100	FirstEnergy Corp.	5,920,240
83,000	NextEra Energy, Inc. (a)	13,604,530
		19,524,770
Electrical Equipment-1.0%
3,577,486	Melrose Industries PLC	11,217,735

Electronic Equipment, Instruments & Components-1.0%
113,000	TE Connectivity, Ltd. (a)	10,367,750

Energy Equipment & Services-1.1%
86,800	Helmerich & Payne, Inc.	6,036,940
84,700	Schlumberger, Ltd.	5,807,032
		11,843,972
Equity Real Estate Investment-3.0%
68,000	American Tower Corp. (a)	9,272,480
79,500	CyrusOne, Inc.	4,260,405
48,000	Digital Realty Trust, Inc. (a)	5,073,120
780	Nippon Building Fund, Inc.	4,382,892
428,000	The Geo Group, Inc. (a)	9,630,000
		32,618,897
Food Products-2.4%
165,000	Nestle SA	12,782,563
352,000	Nomad Foods, Ltd. (b)	5,804,480
68,600	The J.M. Smucker Co.	7,825,888
		26,412,931
Health Care Equipment & Supplies-1.7%
118,900	Medtronic PLC (a)	9,527,457
75,500	Zimmer Biomet Holdings, Inc. (a)	8,695,335
		18,222,792

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	5

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS (continued)
Health Care Providers & Services-4.2%
39,600	Aetna, Inc.	$7,090,380
152,700	CVS Health Corp. (a)	10,663,041
34,400	McKesson Corp. (a)	5,373,624
49,300	UnitedHealth Group, Inc. (a)	11,654,520
91,300	Universal Health Services, Inc. - Class B (a)	10,426,460
		45,208,025
Hotels, Restaurants & Leisure-0.6%
214,100	MGM Resorts International (a)	6,727,022

Household Durables-2.5%
213,800	Lennar Corp.-Class A (a)	11,307,882
200,000	Newell Brands, Inc. (a)	5,526,000
67,700	Whirlpool Corp. (a)	10,490,115
		27,323,997
Household Products-1.2%
490,000	Essity AB-Class B	12,428,927

Independent Power and Renewable Electricity Producers - 0.9%
300,000	NRG Yield, Inc.-Class C (a)	5,340,000
210,800	Pattern Energy Group, Inc. - Class A	3,832,344
		9,172,344
Insurance-2.0%
47,500	Allianz SE	11,234,881
193,600	American International Group, Inc.	10,841,600
		22,076,481
Internet Software & Services-0.8%
9,000	Alphabet, Inc.-Class C (b)	9,155,970

IT Services-1.2%
203,000	Leidos Holdings, Inc. (a)	13,038,690

Life Sciences Tools & Services-1.1%
55,100	Thermo Fisher Scientific, Inc. (a)	11,590,285

Machinery-2.6%
146,000	Alstom SA	6,647,151
5,209,950	CRRC Corp., Ltd.-Class H	4,604,968
254,000	SKF AB, Class B	5,142,182
77,900	Snap-on, Inc. (a)	11,314,975
		27,709,276
Media-0.8%
275,000	Comcast Corp.-Class A (a)	8,632,250
Shares	Security Description	Value

Metals & Mining-3.4%
372,900	ArcelorMittal-NY Registered (b)	$12,618,936
115,500	Randgold Resources, Ltd. - ADR (a)	9,367,050
922,300	Sandfire Resources NL	5,458,503
395,000	Warrior Met Coal, Inc.	9,183,750
		36,628,239
Multi-Utilities-1.7%
146,500	CMS Energy Corp. (a)	6,913,335
468,100	Veolia Environnement SA	11,074,596
		17,987,931
Multiline Retail-1.5%
100,900	Dollar General Corp. (a)	9,739,877
86,500	Target Corp.	6,279,900
		16,019,777
Oil, Gas & Consumable Fuels-5.4%
116,600	Andeavor	16,128,112
274,100	BP PLC-SP ADR	12,222,119
231,000	Enbridge, Inc. (a)	6,992,370
55,300	EOG Resources, Inc.	6,534,801
642,500	Kinder Morgan, Inc. (a)	10,164,350
99,000	TOTAL SA-SP ADR	6,198,390
		58,240,142
Paper & Forest Products-2.1%
300,300	Fibria Celulose SA-SP ADR	5,873,868
448,600	Stora Enso OYJ-R Shares	8,848,457
232,600	UPM-Kymmene OYJ	8,299,540
		23,021,865
Personal Products-0.8%
151,000	Unilever NV CVA	8,656,613

Pharmaceuticals-2.2%
44,500	Allergan PLC	6,837,425
133,500	Novartis AG-SP ADR (a)	10,238,115
196,000	Pfizer, Inc. (a)	7,175,560
		24,251,100
Real Estate Management & Development-0.8%
357,000	Mitsui Fudosan Co., Ltd.	9,144,710

Road & Rail-3.1%
63,500	Canadian Pacific Railway, Ltd. (a)	11,584,940
76,500	Norfolk Southern Corp. (a)	10,975,455
2,541,004	Rumo SA (b)	10,771,269
		33,331,664

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Shares	Security Description	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment-4.1%
198,200	Applied Materials, Inc. (a)	$9,844,594
47,100	Broadcom, Inc.	10,805,682
331,000	Intel Corp. (a)	17,086,220
79,900	SK Hynix, Inc.	6,283,654
		44,020,150
Software-1.3%
275,000	Changyou.com, Ltd.-ADR	5,233,250
94,000	Microsoft Corp. (a)	8,790,880
		14,024,130
Specialty Retail-2.0%
115,300	Lowe’s Cos., Inc.	9,504,179
138,500	The TJX Cos., Inc. (a)	11,751,725
		21,255,904
Technology Hardware, Storage & Peripherals-3.0%
114,500	Apple, Inc. (a)	18,922,270
3,150	Samsung Electronics Co., Ltd.	7,807,611
64,500	Western Digital Corp. (a)	5,081,955
		31,811,836
Textiles, Apparel & Luxury Goods-0.7%
73,100	Carter’s, Inc. (a)	7,333,392

Transportation Infrastructure-0.5%
1,630,000	CCR SA	5,564,855

Wireless Telecommunication Services-1.0%
3,800,000	Vodafone Group PLC	11,089,199

TOTAL COMMON STOCKS (Cost $853,342,854)		1,046,763,425

EXCHANGE-TRADED FUNDS-2.0%
103,800	iShares Nasdaq Biotechnology ETF	10,758,870
262,000	SPDR S&P Oil & Gas Exploration & Production ETF	10,317,560
Shares	Security Description	Value

TOTAL EXCHANGE-TRADED FUNDS (Cost $20,487,786)		$21,076,430

TOTAL INVESTMENTS (Cost $873,830,640) (d) - 99.0%		1,067,839,855

OTHER ASSETS IN EXCESS OF LIABILITIES—1.0%		10,788,500

TOTAL NET ASSETS 100.0%		$1,078,628,355

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.3% of the Fund’s net assets.
(d)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SP ADR - Sponsored American Depositary Receipt

SpA - Societa’ Per Azioni is an Italian shared company.

Forward Currency Contracts

The following forward currency contracts were held as of April 30, 2018:

Description	Counterparty	Settlement Date	Currency Sold	Settlement Value in USD	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/06/18	26,000,000 EUR	$31,165,290	$31,474,683	$(309,393)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	7

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

ASSETS:

Investments, at value(1)	$1,067,839,855
Foreign currencies, at value(2)	400,801
Receivable from investment securities sold	8,027,596
Dividends receivable	5,512,552
Tax reclaim receivable	5,677,853
Prepaid expenses and other assets	277,251
Total assets	1,087,735,908

LIABILITIES:

Payable to custodian	4,423,151
Loan payable (Note 7)	3,157,044
Unrealized depreciation on forward currency contracts	309,393
Interest on loan payable	2,816
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	927,865
Trustee fees (Note 4)	22,082
Administration fees (Note 4)	75,765
Compliance fees	6,708
Other	182,729
Total liabilities	9,107,553
Net Assets	$1,078,628,355

NET ASSETS REPRESENTED BY:

Paid-in-capital	$1,411,133,422
Undistributed net investment income	6,332,254
Accumulated net realized loss from investments and foreign currency transactions	(531,749,342)
Net unrealized appreciation on investments and foreign currency translations
Investments	194,009,216
Foreign currency translations	(787,802)
Forward currency contracts	(309,393)
Net Assets	$1,078,628,355
Net asset value
Net assets	$1,078,628,355
Shares of beneficial interest issued and outstanding	107,593,339
Net asset value per share	$10.03
(1) Total cost of investments	$873,830,640
(2) Cost of foreign currencies	$402,207

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:

Dividend income	$50,772,016
Less: Foreign taxes withheld	(708,841)
Total investment income	50,063,175

EXPENSES:

Investment advisory fee (Note 4)	5,610,174
Interest on loan (Note 7)	384,818
Administration fee (Note 4)	118,730
Printing and mailing fees	108,190
Legal fees	61,458
Accounting and custody fees	49,389
Trustee fees (Note 4)	46,173
Audit and tax fees	36,047
Insurance fees	24,845
Compliance fees	21,113
NYSE fees	13,175
Other fees	137,108
Total expenses	6,611,220
Net investment income	43,451,955

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS:

Net realized gain/(loss) from:
Investments	19,253,171
Foreign currency transactions	(31,704)
Forward currency contracts	(540,564)
Net realized gain from investments, foreign currency and forward currency contracts	18,680,903
Change in net unrealized appreciation/(depreciation) on:
Investments	(16,826,719)
Foreign currency translations	118,807
Forward currency contracts	70,605
Change in net unrealized depreciation on investments, foreign currency and forward currency contracts	(16,637,307)
Net gain on investments, foreign currency and forward currency contracts	2,043,596
Increase in net assets from operations	$45,495,551

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	9

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
OPERATIONS:

Net investment income	$43,451,955	$71,715,738
Net realized gain/(loss) from:
Investments	19,253,171	(15,722,427)
Foreign currency transactions	(31,704)	(1,720,717)
Forward currency contracts	(540,564)	607,833
Change in net unrealized appreciation/(depreciation) on:
Investments	(16,826,719)	155,676,934
Foreign currency translations	118,807	357,654
Forward currency contracts	70,605	(1,003,393)
Increase in net assets from operations	45,495,551	209,911,622

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(37,119,701)	(73,305,247)
From tax return of capital	—	(934,157)
Decrease in net assets from distributions to shareholders	(37,119,701)	(74,239,404)
Net increase in net assets	8,375,850	135,672,218
NET ASSETS:
Beginning of period	1,070,252,505	934,580,287
End of period*	$1,078,628,355	$1,070,252,505

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding — beginning of period	107,593,339	107,593,339
Common shares outstanding — end of period	107,593,339	107,593,339

* Including undistributed net investment income of:	$6,332,254	$—
Amounts listed as “—” are $0 or round to $0

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

(For a share outstanding throughout each period)

	Six Months
	Ended April 30, 2018		Years Ended October 31,
	(Unaudited)		2017		2016	2015†		2014†	2013† (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period	$9.95			$8.69	$9.56	$9.92		$9.82 (a)	$9.22
Income from investment operations:
Net investment income	0.41			0.68	0.65	0.69		0.64	0.68
Net realized and unrealized gain/(loss)	0.02			1.27	(0.83)	(0.38)		0.13	0.74
Total from investment operations	0.43			1.95	(0.18)	0.31		0.77	1.42

LESS DISTRIBUTIONS:

Net investment income	(0.35)			(0.68)	(0.66)	(0.68)		(0.67)	(0.82)
Tax return of capital	—			(0.01)	(0.03)	(0.00	)(b)	—	—
Total distributions	(0.35)			(0.69)	(0.69)	(0.68)		(0.67)	(0.82)
Anti-Dilutive effect of share repurchase program	—			—	—	0.01		—	—
Net asset value per share, end of period	$10.03			$9.95	$8.69	$9.56		$9.92	$9.82
Per share market value, end of period	$9.00		’	$9.02	$7.37	$8.01		$8.67	$8.34

Total return based on:
Net Asset Value(c)	4.61%	(d)		24.22%	(0.40)%	4.39%		9.26%	17.60%
Market Value(c)	3.55%	(d)		32.78%	0.81%	0.07%		12.44%	9.11%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$1,078,628			$1,070,253	$934,580	$1,028,225		$1,077,053	$1,067,171
Ratio of total expenses to average net assets(e)	1.22%	(f)		1.19%	1.15%	1.16%		1.14%	1.19%
Ratio of net investment income to average net assets	7.99%	(f)		7.03%	7.31%	6.74%		6.47%	7.24%
Portfolio turnover	34%	(d)		94%	98%	127%		99%	192%

Borrowing at End of period
Aggregate Amount Outstanding (000)	$3,157			$33,239	N/A	N/A		$8,301	$5,897
Asset Coverage Per $1,000 (000)	$342,658			$33,199	N/A	N/A		$130,757	$181,979

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014, have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	The amount is less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense was 1.15% for the six months ended April 30, 2018, and 1.15%, 1.15%, 1.15%, 1.13% and 1.18% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Annualized.

Amounts listed as “—” are $0 or round to $0

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2018	11

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization:

Aberdeen Total Dynamic Dividend Fund (the “Fund”) formerly known as “Alpine Total Dynamic Dividend Fund”, is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML”) replaced Alpine Woods as the Investment Adviser and the Fund was renamed as the Aberdeen Total Dynamic Dividend Fund.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity invest-

ments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish clas-

sification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1	-	Unadjusted quoted prices in active markets for identical investments.

Level 2	-	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Semi-Annual Report (Unaudited) | April 30, 2018	13

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2018:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$5,963,754	$—	$—	$5,963,754
Air Freight & Logistics	14,856,720	—	—	14,856,720
Airlines	15,034,138	9,846,381	—	24,880,519
Auto Components	10,335,676	—	—	10,335,676
Banks	52,642,364	69,071,348	—	121,713,712
Beverages	11,240,252	—	—	11,240,252
Biotechnology	12,036,965	—	—	12,036,965
Capital Markets	34,957,122	9,400,781	—	44,357,903
Chemicals	7,502,040	14,406,881	—	21,908,921
Commercial Services & Supplies	—	7,393,318	—	7,393,318
Communications Equipment	10,864,337	9,450,337	—	20,314,674
Construction & Engineering	—	32,566,911	—	32,566,911
Consumer Finance	10,701,750	—	—	10,701,750
Diversified Telecommunication Services	—	22,838,729	—	22,838,729
Electric Utilities	19,524,770	—	—	19,524,770
Electrical Equipment	—	11,217,735	—	11,217,735
Electronic Equipment, Instruments & Components	10,367,750	—	—	10,367,750
Energy Equipment & Services	11,843,972	—	—	11,843,972
Equity Real Estate Investment	28,236,005	4,382,892	—	32,618,897
Food Products	13,630,368	12,782,563	—	26,412,931
Health Care Equipment & Supplies	18,222,792	—	—	18,222,792
Health Care Providers & Services	45,208,025	—	—	45,208,025
Hotels, Restaurants & Leisure	6,727,022	—	—	6,727,022
Household Durables	27,323,997	—	—	27,323,997
Household Products	—	12,428,927	—	12,428,927
Independent Power and Renewable Electricity Producers	9,172,344	—	—	9,172,344
IT Services	13,038,690	—	—	13,038,690
Insurance	10,841,600	11,234,881	—	22,076,481
Internet Software & Services	9,155,970	—	—	9,155,970
Life Sciences Tools & Services	11,590,285	—	—	11,590,285
Machinery	11,314,975	16,394,301	—	27,709,276
Media	8,632,250	—	—	8,632,250
Metals & Mining	31,169,736	5,458,503	—	36,628,239
Multi-Utilities	6,913,335	11,074,596	—	17,987,931
Multiline Retail	16,019,777	—	—	16,019,777
Oil, Gas & Consumable Fuels	58,240,142	—	—	58,240,142
Paper & Forest Products	5,873,868	17,147,997	—	23,021,865
Personal Products	—	8,656,613	—	8,656,613
Pharmaceuticals	24,251,100	—	—	24,251,100
Real Estate Management & Development	—	9,144,710	—	9,144,710
Road & Rail	33,331,664	—	—	33,331,664
Semiconductors & Semiconductor Equipment	37,736,496	6,283,654	—	44,020,150
Software	14,024,130	—	—	14,024,130
Specialty Retail	21,255,904	—	—	21,255,904
Technology Hardware, Storage & Peripherals	24,004,225	7,807,611	—	31,811,836
Textiles, Apparel & Luxury Goods	7,333,392	—	—	7,333,392
Transportation Infrastructure	5,564,855	—	—	5,564,855

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

Investments in Securities at Value	Valuation Inputs
(Continued)	Level 1	Level 2	Level 3	Total Value
Wireless Telecommunication Services	$—	$11,089,199	$—	$11,089,199
Exchange-Traded Funds	21,076,430	—	—	21,076,430
Total	$747,760,987	$320,078,868	$—	$1,067,839,855
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(309,393)	—	(309,393)
Total	$—	$(309,393)	$—	$(309,393)

Amounts listed as “—” are $0 or round to $0

For the period ended April 30, 2018, there were transfers between Level 1 and Level 2. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” - overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2018, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2018, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

With the approval of the Board, the Fund has adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year

Semi-Annual Report (Unaudited) | April 30, 2018	15

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.0575 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold equity-linked structured notes as of April 30, 2018.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2018, the Fund entered into one forward contract. The average monthly principal amount for forward contracts held by the Fund throughout the period was $28,514,082. This is based on amounts held as of each month-end throughout the period. Forward currency contracts outstanding at year end, if any, are listed after the Fund’s Schedule of Investments.

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2018. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2018:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(309,393)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2018:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(540,564)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$70,605

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2018 are as follows:

Purchases	Sales
$371,119,383	$413,819,026

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2018.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Through May 4, 2018, Alpine Woods served as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund. As compensation for its services to the Fund, Alpine Woods received an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed assets, computed daily and payable monthly. Managed assets is defined as being “equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the liquidation preference of any preferred shares.” Effective at the close of business on May 4, 2018, AAML became the Fund’s Adviser, pursuant to an Investment Advisory Agreement with the Fund. The terms of the Advisory Agreement are substantially similar to the terms of the advisory agreement between the Fund and Alpine Woods previously in effect and the advisory fee rate payable to the Fund’s investment adviser has not changed, except that the advisory fee rate is now based on Managed Assets rather than total assets. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

DST Systems, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., serves as the transfer agent to the Fund. DST is paid on the basis of net assets, per account fees and certain transaction costs.

During the period ended April 30, 2018, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

Purchases	Sales
$1,975,160	$—

Amounts listed as “—” are $0 or round to $0

Certain officers and trustees of the Funds are or were officers and/or trustees of Alpine Woods or AAML (each, an “Adviser”). No inter-

Semi-Annual Report (Unaudited) | April 30, 2018	17

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

ested trustee, who is deemed an interested person due to current or former service with an Adviser or an affiliate of the Adviser, receives compensation from the Funds.

5. Capital Transactions:

During the year ended October 31, 2017, and the period ended April 30, 2018, there were no shares repurchased.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2017, were as follows:

Distributions paid from:
Ordinary income	$73,305,247
Return of capital	934,157
Total	$74,239,404

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2017, the effect of certain differences were reclassified. The Fund increased accumulated net investment income by $1,711,640 decreased accumulated net realized loss by $896,120,567 and decreased paid in capital by $897,832,207. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2017, the Fund had available for tax purposes unused capital loss carryovers of $342,916,726, expiring on October 31, 2018, unused capital loss carryovers of $24,530,686, expiring on October 31, 2019. During the year ended October 31, 2017, the Fund expired $896,144,160 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2017, with no expiration are as follows:

Short-Term	Long-Term
$170,040,691	$—

Amounts listed as “—” are $0 or round to $0

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(537,488,103)
Unrealized appreciation	196,607,185
Total	$(340,880,918)

As of April 30, 2018 net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
$873,830,640	$231,691,258	$(37,682,043)	$194,009,215

The difference between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). On October 1, 2015 the Fund amended its Credit Facility Agreement which allows the Fund to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33 1/3% of its total assets on an uncommitted basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The maximum amount of the line of credit available is the lesser of 33.33% of the total assets of the Fund or the amounts disclosed

Notes to Financial Statements (Continued)

April 30, 2018 (Unaudited)

above, including the amount borrowed. During the period ended April 30, 2018, the average borrowing by the Fund was $26,825,030 with an average rate on borrowings of 2.85%. During the period ended April 30, 2018, the maximum borrowing by the Fund was $71,741,753. Interest expense related to the line of credit for the period ended April 30, 2018, was $384,818. As of April 30, 2018, the outstanding loan for the Fund was $3,157,044.

8. Subsequent Events:

Effective May 4, 2018, Aberdeen Asset Managers Limited (“AAML”) replaced Alpine Woods as the Investment Adviser and the Fund was renamed as the Aberdeen Total Dynamic Dividend Fund.

Distributions: The Fund paid a distribution of $6,186,617 or $0.575 per common share on May 31, 2018, to common shareholders of record on May 23, 2018.

The Fund will also pay a distribution of $0.575 per common share payable on June 29, 2018, to common shareholders of record on June 21, 2018.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018, other than as noted above.

Semi-Annual Report (Unaudited) | April 30, 2018	19

Additional Information

April 30, 2018 (Unaudited)

Resignation of Independent Registered Public Accounting Firm

Effective as of the close of business on May 4, 2018, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm for the Fund due to independence matters relating to the change in the Fund’s investment adviser, which was effective as of the close of business on May 4, 2018. The Board and its Audit Committee are expected to select a new firm to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

The reports of E&Y on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2017 and October 31, 2016) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and the subsequent interim period through May 4, 2018, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and the subsequent interim period through May 4, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Results of Special Meeting of Shareholders

A special meeting of shareholders was held on March 14, 2018, at 711 Westchester Avenue, White Plains, New York 10604 (the “Special Meeting”). The description of the proposals and number of shares voted at the meeting are as follows:

1.	To approve a new Investment Advisory Agreement between the Fund and AAML;

Votes For	Votes Against	Abstain
45,916,385	3,917,896	1,363,260

2.	To elect four trustees to the Board to serve effective upon the resignation of the former Board members and the effectiveness of the Advisory and Sub-Advisory Agreements with AAML and AAMI, respectively
	To serve
	until the
	Annual	Votes	Votes
	Meeting in	Votes For	Against

Martin Gilbert	2020	45,948,295	5,249,229
Nancy Yao Maasbach	2020	46,149,772	5,047,753
P. Gerald Malone	2019	46,158,488	5,039,037
John Sievwright	2018	46,141,702	5,055,823

Board Approval of Investment Advisory Agreement

At an in-person meeting held on December 14, 2017, the trustees of the Board (the “Trustees”), including all of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined under the 1940 Act, voting separately, unanimously approved the Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the Advisory Agreement.

Background

The 1940 Act requires that the Board, including a majority of the Independent Trustees of the Board, approve the terms of the Advisory Agreement. At an in-person meeting held on December 14, 2017, the Board, including all of the Independent Trustees voting separately, considered and unanimously approved the Advisory Agreement.

In advance of the December 14, 2017 meeting, the Board requested and received extensive information from AAML to assist them in their review. The Board received and considered a variety of information about AAML, as well as about the proposed advisory relationship. The Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the meeting. Prior to the December 14, 2017 meeting, the Board met on December 4, 2017 to discuss the proposal from AAML to assume responsibilities for managing the Fund. The Board also met with senior executive officers of AAML and its affiliates.

In the course of its deliberations, the Board noted that Alpine Woods reviewed and considered other potential alternatives for the Fund, including, but not limited to, advisory arrangements, and determined that the Advisory Agreement with AAML would be in the best interests of the Fund’s shareholders. The Trustees also considered how AAML’s larger platform, financial strength and resources would provide greater long-term opportunities.

Board Considerations of Advisory Agreement

In approving the Advisory Agreement, the Board discussed its duty to the Fund’s shareholders and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Additional Information (Continued)

April 30, 2018 (Unaudited)

Nature, Extent and Quality of Services. The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided under the Advisory Agreement. With respect to AAML, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Trustees reviewed and analyzed these responses, which included, among other things, information about the qualifications and experience of senior management and investment personnel who would be responsible for managing the Fund. The Trustees also had presentations from and an information session with senior personnel of AAML. The Trustees considered the information provided regarding the proposed portfolio management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that AAML has advised the Trustees that in transitioning the management of the Fund, AAML would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences.

The Trustees considered AAML’s commitment to its asset management business and knowledge of the closed-end fund marketplace and its development and management of closed-end fund strategies. The Trustees also noted AAML’s larger platform and experience with respect to registered funds and, in particular, closed-end funds and its increased global presence in the asset management business, and greater resources, which they determined would be beneficial to investors. The Trustees also considered AAML’s experience with managing closed-end fund discounts.

The Trustees noted AAML’s representation that, if AAML were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and their shareholders, including administrative, regulatory and compliance services.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from AAML as to the expected nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement.

Investment Performance. The Trustees considered the investment performance record of AAML in managing accounts with investment strategies similar to those of the Fund. The Trustees evaluated the performance for the one-, three- and five-year periods ended September 30, 2017 of comparably managed AAML funds in comparison to relevant benchmark indexes. Based on materials provided by AAML about the investment performance achieved for these other accounts, the Trustees noted that AAML had performance results generally comparable to, and in certain cases superior to, those attained by a relevant index. Based upon the investment performance information provided by AAML, the Trustees concluded that AAML’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

Fees and Economies of Scale. The Trustees considered that the advisory fee rate would remain at the same level under the Advisory Agreement, and that the managed assets on which AAML may charge an advisory fee will include assets plus liabilities attributable to all forms of leverage. The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, AAML’s larger platform presented greater opportunities for the Fund to receive the benefits of economies of scale in a broader sense. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted AAML’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which AAML may be able to achieve economies of scale for the Fund, but noted that there can be no assurances that economies of scale will be achieved by AAML. Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.

Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by AAML as a result of its relationship with the Fund. In this regard, the Trustees noted that AAML would not be receiving any additional income or material ancillary benefits as a result of its relationship with the Fund. The Board considered other potential intangible “fall-out” benefits that may be received by AAML and its affiliates as a result of AAML’s relationship with the Fund, including potential reputational value, in consideration of the advisory fee. The Board concluded that, to the extent AAML or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render AAML’s fees excessive.

The Trustees also considered that Alpine Woods has a financial interest under the Asset Purchase Agreement between Alpine Woods and AAML in having the Board and shareholders approve the Advisory Agreement.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by AAML under the Advisory Agreement and the profitability to AAML from its relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rates under the Advisory Agreement. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how AAML’s profitability actually

Semi-Annual Report (Unaudited) | April 30, 2018	21

Additional Information (Continued)

April 30, 2018 (Unaudited)

would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of AAML, that the profitability from its relationship with the Fund would not be excessive.

Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including all of the Independent Trustees, concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the Advisory Agreement.

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners,

Additional Information (Continued)

April 30, 2018 (Unaudited)

the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, DST Asset Manager Solutions, Inc., c/o Aberdeen Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1 (800) 522-5465 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1 (800) 522-5465 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1 (800) 522-5’465 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	15.66%
Qualified Dividend Income	35.45%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2018	23

Investor Information	800-522-5465 www.aberdeenaod.com

Trustees

Gerald Malone, Chairman

Martin Gilbert

Nancy Yao Maasbach

John Sievwright

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Administrator &
Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Systems, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Fund Counsel

Willkie Farr & Gallagher LLP

787 7th Ave.

New York, NY 10019

shareholder | investor information
800-522-5465
AOD Semi-Annual	www.aberdeenaod.com

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	This item is inapplicable to semi-annual report on Form N-CSR.

(b)(1) Following approval at a meeting of shareholders held on March 14, 2018, Aberdeen Asset Managers Limited (“AAML”), part of Aberdeen Standard Investments (“ASI”), assumed responsibility for the investment management of the Aberdeen Total Dynamic Dividend Fund (the “Fund”) following close of business on May 4, 2018. Accordingly, effective May 4, 2018, the Fund has been managed by ASI’s Global Equity team. The team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Registrant.

The team members having the most significant responsibility for the day-to-day management of the Fund’s portfolio includes: Stephen Docherty, Bruce Stout, Jamie Cumming, Martin Connaghan and Josh Duitz. Mr. Duitz joined ASI from Alpine Woods, the former investment manager, and has managed the Fund since 2012. The following table includes the business experience of each of these team members covering the past 5 years.

Individual & Position	Services Rendered	Past Business Experience
Stephen Docherty Head of Global Equities	Responsible for global equity portfolio management	Currently, Head of Global Equities, the team is responsible for managing Aberdeen’s Global and International equity mandates. He joined Aberdeen in 1994 as an investment statistician in the performance and risk area. In 1996 he moved into a fund management role covering the Latin American equity markets. In 1999 he became involved in managing global portfolios and was appointed Head of the Desk at the end of 2002. Previously, Stephen worked For Scottish Mutual Assurance in the department of Actuarial Services.
Bruce Stout Senior Investment Manager	Responsible for global equity portfolio management	Currently a Senior Investment Manager on the Global Equity Team. He joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.
Jamie Cumming Senior Investment Manager	Responsible for global equity portfolio management	Currently a Senior Investment Manager on the Global Equity Team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, he worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. He graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.
Martin Connaghan Senior Investment Manager	Responsible for global equity portfolio management	Currently a Senior Investment Manager on the Global Equity Team. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.
Josh Duitz Senior Vice President, Global Equities	Responsible for global equity portfolio management	Currently a Senior Vice President, Global Equities for Aberdeen Standard Investments. He joined Aberdeen in 2018, from Alpine Woods Capital Investors, LLC where he served as a Portfolio Manager since February 2007. Prior to that he spent eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities.

(b)(2) The information in the table below is as of March 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Stephen Docherty	Registered Investment Companies	5	$942.60	0	$0
	Pooled Investment Vehicles	35	$7,292.19	1	$2,314.69
	Other Accounts	29	$8,405.56	1	$173.60
Bruce Stout	Registered Investment Companies	5	$942.60	0	$0
	Pooled Investment Vehicles	35	$7,292.19	1	$2,314.69
	Other Accounts	29	$8,405.56	1	$173.60
Jamie Cumming	Registered Investment Companies	5	$942.60	0	$0
	Pooled Investment Vehicles	35	$7,292.19	1	$2,314.69
	Other Accounts	29	$8,405.56	1	$173.60
Martin Connaghan	Registered Investment Companies	5	$942.60	0	$0
	Pooled Investment Vehicles	35	$7,292.19	1	$2,314.69
	Other Accounts	29	$8,405.56	1	$173.60
Josh Duitz	Registered Investment Companies	5	$942.60	0	$0
	Pooled Investment Vehicles	35	$7,292.19	1	$2,314.69
	Other Accounts	29	$8,405.56	1	$173.60

Total assets are as of March 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.40313.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits achieved through economies of scale from Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(b)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(b)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of May 4, 2018
Stephen Docherty	None
Bruce Stout	None
Jamie Cumming	None
Martin Connaghan	None
Josh Duitz	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Total Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard
Principal Executive Officer of
Aberdeen Total Dynamic Dividend Fund

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard
Principal Executive Officer of
Aberdeen Total Dynamic Dividend Fund

Date: July 9, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Total Dynamic Dividend Fund

Date: July 9, 2018